SAMARITAN PHARMACEUTICALS, INC.
                     101 CONVENTION CENTER DRIVE, SUITE 310
                             LAS VEGAS, NEVADA 89109

           NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE
     2007 ANNUAL MEETING OF STOCKHOLDERS OF SAMARITAN PHARMACEUTICALS, INC.
                    TO BE HELD ON TUESDAY, OCTOBER 23, 2007


Dear Stockholder:

     The 2007 Annual Meeting of Stockholders of Samaritan Pharmaceuticals, Inc. (the "Company") will be held at the offices of Samaritan Therapeutics, Inc., 1000 de la Gauchetiere West, Suite 2400, Montreal, Quebec H3B 4W5, on Tuesday, October 23, 2007, at 10:00 a.m. (local time).

     Proposals to be considered at the Annual Meeting:

     (1)  Election of Directors:
          Dr. Janet R. Greeson (Class I)
          Mr. Welter "Budd" Holden (Class I)
          Dr. Erasto R. C. Saldi (Class I)
          Dr. Julio L. Garcia (Class III)

     (2) To amend the Articles of Incorporation to increase the number of authorized shares of common stock;

     (3) To ratify the appointment of Sherb & Co., LLP to act as independent auditors for the fiscal year ending December 31, 2007 and

     (4) To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        The Board of Directors recommends a vote "FOR" Items 1, 2 and 3.

     The Board of Directors has fixed the close of business on August 29, 2007 as the record date (the "Record Date") for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

     This Notice also constitutes notice of the 2007 Annual Meeting of Stockholders of the Company.

     This Notice is being mailed to stockholders on or about September 5, 2007.


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      Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the meeting where you may vote in person can be found on our website, www.samaritanpharma.com.

     Stockholders may be deemed to be present in person and vote at the Annual Meeting by requesting a paper or e-mail copy of the Proxy Card, and either mailing it back or voting by internet or telephone in accordance with the instructions on the Proxy Card.

The following Proxy Materials are available for you to review online at http://www.shareholdervote.info

     o    the  Company's  2007  Proxy   Statement   (including  all  attachments
          thereto);

     o    the Proxy Card;

     o the Company Annual Report for the year ended December 31, 2007 (which is not deemed to be part of the official proxy soliciting materials); and

     o any amendments to the foregoing materials that are required to be furnished to stockholders.

     Important Notice Regarding the Availability of Proxy Materials for the
              Stockholder Meeting to Be Held on October 23, 2007:

o This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

o The Company's Proxy Statement, Annual Report and other proxy materials are available at http://www.shareholdervote.info


o If you would like to receive a paper copy of these documents, you must request them. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before October 12, 2007 to facilitate timely delivery.

     To request a paper copy of the Proxy Materials, please call 1-866-556-5427 or you may request a paper copy by email at Info@stctransfer.com, or by logging onto http://www.shareholdervote.info.

                      ACCESSING YOUR PROXY MATERIALS ONLINE
                      -------------------------------------

         YOU MUST REFERENCE YOUR 9-DIGIT CONTROL NUMBER WHEN YOU REQUEST A COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

The Proxy Materials for Samaritan Pharmaceuticals, Inc. are available to review at:
                        http://www.shareholdervote.info

                       Have this notice available when you
                     request a copy of the Proxy Materials,
                when you want to view your proxy materials online
               OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.